SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 15, 2004

                               INTELLI-CHECK, INC.

             (Exact name of registrant as specified in its charter)

                        Commission file number 001-15465


         Delaware                                                11-3234779
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                           Identification No.)

246 Crossways Park West, Woodbury, New York                        11797
(Address of principal executive offices)                         (Zip Code)

Issuer's Telephone number, including area code:                (516) 992-1900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 9, 2004, Intelli-Check, Inc. (the "Company") agreed to renew the Employment Agreement with Frank Mandelbaum, the Company's Chairman and Chief Executive Officer. The Employment Agreement, which was approved by the Compensation Committee of the Board of Directors (the "Compensation Committee"), extended the term of Mr. Mandelbaum's employment as the Company's Chief Executive Officer, by one year to December 31, 2005. The Company also agreed to renew the employment agreement with Edwin Winiarz, the Company's Senior Executive Vice President and Chief Financial Officer. The Employment Agreement, which was approved by the Compensation Committee of the Board of Directors, extended the term of Mr. Winiarz' employment as the Company's Senior Executive Vice President and Chief Financial Officer, by two years to December 31, 2006. The Agreements are filed as Exhibits 10.18 and 10.19 to this report and are incorporated by reference herein.

The material terms of the Employment Agreements include (i) the Chairman and Chief Executive Officer's annual base salary of $250,000; (ii) the Company will grant to the Chairman and Chief Executive Officer an option to purchase 75,000 shares of common stock at $4.37 per share, the fair market value on December 3, 2004, of which 25,000 shares shall become exercisable on January 1, 2005; 25,000 shall become exercisable on January 1, 2006; and the remaining 25,000 shall become exercisable on January 1, 2007 provided that Mr. Mandelbaum remains as an employee or director of the Company; (iii) the Senior Executive Vice President and Chief Financial Officer's an annual base salary of $162,086.48; and (iv) the Company will grant the Senior Executive Vice President and Chief Financial Officer an option to purchase 50,000 shares of common stock at $4.37 per share, the fair market value on December 3, 2004, of which 25,000 shares shall become exercisable on January 1, 2005 and January 1, 2006, respectively.

Both Employment Agreements were executed on December 15, 2004.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c) Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.   DESCRIPTION
-----------   -----------

10.18 Employment Agreement between Frank Mandelbaum and the Company, as amended, dated as of December 15, 2004

10.19 Employment Agreement between Edwin Winiarz and the Company, as amended, dated as of December 15, 2004

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

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    December 16, 2004                    INTELLI-CHECK, INC.


                                              By: /s/ Frank Mandelbaum
                                                  --------------------
                                              Frank Mandelbaum
                                              Chairman & Chief Executive Officer





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